Summary of Major Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2013
Summary of Major Accounting Policies [Abstract]
Summarized financial information for the Reciprocating Compression business
Summarized financial information for the Reciprocating Compression business is as follows:

	Year Ended December 31,
(dollars in millions)	2013	2012	2011

Revenues	$302.0	$354.5	$326.5
Cost of sales (excluding depreciation and amortization)	222.7	254.5	229.8
All other costs	53.7	56.3	56.0
Income before income taxes	25.6	43.7	40.7
Income tax provision	(8.2)	(15.5)	(14.6)

Income from discontinued operations, net of income taxes	$17.4	$28.2	$26.1

The estimated useful lives of the major classes of property, plant and equipment
Plant and Equipment — Property, plant and equipment, both owned and under capital lease, are carried at cost. Maintenance and repair costs are expensed as incurred. The cost of renewals, replacements and betterments is capitalized. The Company capitalizes software developed or obtained for internal use. Accordingly, the cost of third-party software, as well as the cost of third-party and internal personnel that are directly involved in application development activities, are capitalized during the application development phase of new software systems projects. Costs during the preliminary project stage and post-implementation stage of new software systems projects, including data conversion and training costs, are expensed as incurred. Depreciation and amortization is provided over the estimated useful lives of the related assets, or in the case of assets under capital leases, over the related lease term, if less, using the straight-line method. The estimated useful lives of the major classes of property, plant and equipment are as follows:

Estimated Useful Lives
Buildings and leasehold improvements	10-40	years
Machinery, equipment and tooling	3-18	years
Office furniture, software and other	3-10	years